The Atlas Portfolio Builder Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement dated January 3, 2003
to the
Statement of Additional Information dated May 1, 2002

The following hereby amends, and to the extent inconsistent replaces, the corresponding Addition, Deletion, or Substitution of Investments section of the Statement of Additional Information.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by you, Transamerica will reinvest the amounts invested in the subaccount that invests in the Federated Prime Money Fund II portfolio, in another subaccount or in the fixed account if appropriate.

The following hereby amends, and to the extent inconsistent replaces, the corresponding HISTORICAL PERFORMANCE DATA section of the Statement of Additional Information.

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Federated Prime Money Fund II subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Federated Prime Money Fund II subaccount will be lower than the yield for the Federated Prime Money Fund II portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy.

Surrender charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the fifth policy year.

Transamerica may also disclose the effective yield of the Federated Prime Money Fund II subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the Federated Prime Money Fund II subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Federated Prime Money Fund II portfolio, the types and quality of portfolio securities held by the Federated Prime Money Fund II portfolio and its operating expenses. There is no yield or effective yield for the Federated Prime Money Fund II portfolio for the seven days ended December 31, 2001, because the subaccount had not commenced operations as of that date.

Other Subaccount Yields

Please note that the discussion in this section of the Statement of Additional Information does not apply to the newly added Federated Prime Money Fund II subaccount.

The Atlas Portfolio Builder Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement dated January 3, 2003
to the
Prospectus dated May 1, 2002

The following investment choice is hereby added to your policy:

FEDERATED INSURANCE SERIES
Managed by Federated Investment Management Company
Federated Prime Money Fund II

All defined terms used herein, which are not defined herein, shall have the same meanings as the same terms used in the accompanying prospectus.

The following information hereby supplements the ANNUITY POLICY FEE TABLE contained in the prospectus:

Portfolio	Management Fees	Other Expenses	Rule 12b-1 Fees	Total Portfolio Annual Expenses

Federated Prime Money Fund II(1)	0.50%	0.16%	0.00%	0.66%

(1)	Although not contractually obligated to do so, the shareholder services provider will waive certain amounts. Total Portfolio Annual Expenses before waivers for the Prime Money Fund II was 0.91%.

The following information hereby supplements the EXAMPLES contained in the prospectus:

EXAMPLES A

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable subaccount, and assuming no optional riders or features have been selected:

	If the Policy is surrendered at the end of the applicable time period.				If the Policy is annuitized at the end of the applicable time period or if the Policy is still in the accumulation phase.

Subaccounts	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Federated Prime Money Fund II	$84	$107	$131	$239	$21	$65	$111	$239

EXAMPLES B

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable subaccount, and assuming both the Managed Annuity Program and the Beneficiary Earnings Enhancement—Extra have been selected:

	If the Policy is surrendered at the end of the applicable time period.				If the Policy is annuitized at the end of the applicable time period or if the Policy is still in the accumulation phase.

Subaccounts	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Federated Prime Money Fund II	$95	$139	$186	$354	$32	$97	$166	$354

Tables A and B will assist you in understanding the costs and expenses of the policy and the underlying funds that you will bear, directly or indirectly. These include the 2001 expenses of the underlying funds unless otherwise stated. In addition to the expenses listed above, premium taxes, currently ranging from 0% to 3.50% of premium payments may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

Financial Information. The Federated Prime Money Fund II subaccount had not commenced operations as of December 31, 2001, therefore comparable information is not available.

The following information hereby supplements the ADDITIONAL FEATURES section contained in the prospectus:

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically transfer money from the money market subaccount into one or more variable subaccounts. Any amount in the money market subaccount for which we have not received complete and clear instructions will remain in the money market subaccount until we receive the instructions.

APPENDIX B

The following information hereby supplements the HISTORICAL PERFORMANCE DATA contained in the prospectus:

Standardized Performance Data

Federated Prime Money Fund II Subaccount. The yield of the Federated Prime Money Fund II Subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.